                                                                    EXHIBIT 10.2



                      AMENDMENT NO. 2 TO PARENT GUARANTY


     THIS AMENDMENT, dated as of May 27, 1997, by (i) ATRIA COMMUNITIES, INC., a Delaware corporation (herein, together with its successors and assigns, the "BORROWER"); (ii) VENCOR, INC., a Delaware corporation (herein, together with its successors and assigns, the "PARENT GUARANTOR"); (iii) each of the entities whose signature appears at the end hereof as a Supporting Guarantor (each, together with its successors and assigns, a "SUPPORTING GUARANTOR" and collectively, the "SUPPORTING GUARANTORS"); and (iv) PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "ADMINISTRATIVE AGENT") under the Credit Agreement referred to in the Parent Guaranty identified below:

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Parent Guarantor and the Supporting Guarantors have heretofore entered into the Parent Guaranty, dated as of August 15, 1996, and Amendment No. 1 to Parent Guaranty, dated as of March 27, 1997, in favor of the Administrative Agent (as so amended, the "PARENT GUARANTY"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

     (2) The parties hereto desire to amend certain of the terms and provisions of the Parent Guaranty, all as more fully set forth below.

     NOW, THEREFORE, the parties hereby agree as follows:

     1.   ADDITIONAL SUPPORTING GUARANTORS.  For the avoidance of doubt:

          (a) Each Supporting Guarantor which was not a party to the Parent Guaranty as originally executed and delivered in August 1996 hereby (i) joins in and becomes a party to the Parent Guaranty as a Supporting Guarantor thereunder, and (ii) becomes bound by all of the representations, warranties, covenants and provisions of the Parent Guaranty applicable to any Supporting Guarantor.

          (b) The Parent Guarantor hereby confirms that such joinder has been made at the request and with the consent of the Parent Guarantor.

          (c) Each such Additional Supporting Guarantor represents and warrants that (i) it is a corporation or partnership duly formed and validly existing under the laws of the jurisdiction of its formation; (ii) it has the corporate or partnership power and authority to enter into and perform its obligations hereunder; (iii) this Amendment has been duly authorized by all requisite corporate or partnership action on its part, has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms; (iv) its execution, delivery and performance of this Amendment will not conflict with or violate any of the terms or provisions of (A) its corporate charter or partnership agreement, (B) any law, regulation, rule or order of any governmental authority or court applicable to it or to any of its property, or (C) any agreement or instrument to which it is a party or by which any of its property is bound; (v) no consent or approval of any governmental authority is required to be obtained as a condition to the valid execution, delivery or performance by it of this Amendment; and
(vi) there is no litigation or other proceeding pending which questions the valid execution, delivery or performance by it of this Amendment.

    2. AMENDMENT RELATIVE TO 1997 CREDIT AGREEMENT OF PARENT GUARANTOR. Clause (f) of section 7 of the Parent Guaranty is amended to read in its entirety as follows:

          (f) promptly after execution thereof, copies of any amendment to its existing Credit Agreement, dated as of March 17, 1997, with the banks named therein and Morgan Guaranty Trust Company of New York, as Documentation Agent and Collateral Agent, and NationsBank, N.A., as Administrative Agent, as in effect on March 18, 1997, which is the closing date thereunder (as so in effect on March 18, 1997, and as the same may be amended (including the proposed amendment to be entered into on or about May 30, 1997 to inter alia increase the credit facilities thereunder to $2,000,000,000), supplemented or modified, amended and restated, or replaced, with an agreement with substantially the same bank group (i.e., with most of the lenders with the largest commitments remaining lenders at significant commitment levels), whether in the same or a larger or smaller aggregate amount of credit facilities), the "1997 CREDIT AGREEMENT"), and copies of any other credit agreement entered into after the Closing Date in connection with a replacement or refinancing thereof (and any amendments thereto); and

     3. AMENDMENT OF INCORPORATED LEVERAGE COVENANT. Section 14(a) of the Parent Guaranty is amended to read in its entirety as follows:

          (a) LEVERAGE COVENANTS IN 1997 CREDIT AGREEMENT. The Parent Guarantor will comply with the covenants contained in Sections 5.17 and 5.26 of the 1997 Credit Agreement.

     4. AMENDMENT OF SEPARATE LEVERAGE COVENANT. Section 14(b) of the Parent Guaranty is amended to read in its entirety as follows:

          (b) SEPARATE LEVERAGE COVENANT. The Parent Guarantor will maintain at the end of each Fiscal Quarter (a "QUARTERLY MEASUREMENT DATE"), the ratio of (x) Consolidated Debt for Borrowed Money to (y) Consolidated EBITDA for the four consecutive Fiscal Quarters then ended not in excess of the ratio set forth below opposite the period in which such Quarterly Measurement Date falls:

     Period                                          Ratio
     --------------------------------------------    ------------

     June 1, 1997 through September 29, 1998         4.75 to 1.00
     September 30, 1998 through December 30, 1998    4.60 to 1.00
     December 31, 1998 through December 30, 1999     4.50 to 1.00
     December 31, 1999 and thereafter                4.00 to 1.00

     For purposes of calculating the foregoing ratio at any Quarterly Measurement Date, if any corporation or other entity shall have been acquired by any Vencor Company during the relevant period of four consecutive Fiscal Quarters, Consolidated EBITDA for such period shall be calculated as if such corporation or other entity had been acquired at the beginning of such period, to the extent that the relevant financial information with respect to it for the portion of such period prior to such acquisition can be determined with reasonable accuracy. As used in this Agreement, the terms "FISCAL QUARTERS", "CONSOLIDATED DEBT FOR BORROWED MONEY", "CONSOLIDATED EBITDA", "VENCOR COMPANY", "CONSOLIDATED NET WORTH" and "DEBT" shall have the same meanings as are ascribed to such terms in the 1997 Credit Agreement as in effect on May 30, 1997 (which is the date Amendment No. 2 to the 1997 Credit Agreement became effective, herein the "VENCOR CLOSING DATE"), without giving effect to any subsequent modification or termination thereof, and any other defined terms which are used in such terms in the 1997 Credit Agreement shall likewise have such meanings without giving effect to any subsequent modification or termination thereof.

     5. ADDITION OF SENIOR DEBT LEVERAGE RATIO COVENANT. The Parent Guaranty is amended by adding section 14(c) thereto, reading in its entirety as follows:

          (c) SENIOR DEBT LEVERAGE RATIO COVENANT. The Parent Guarantor will maintain at the end of each Fiscal Quarter (a "QUARTERLY MEASUREMENT DATE"), the ratio of (x) Consolidated Senior Debt for Borrowed Money to (y) Consolidated EBITDA for the four consecutive Fiscal Quarters then ended not in excess of the ratio set forth below opposite the period in which such Quarterly Measurement Date falls:

     Period                                          Ratio
     --------------------------------------------    ------------

     June 1, 1997 through December 30, 1997          4.50 to 1.00
     December 31, 1997 through March 30, 1998        4.00 to 1.00
     March 31, 1998 through June 29, 1998            3.85 to 1.00
     June 30, 1998 through September 29, 1998        3.80 to 1.00
     September 30, 1998 through December 30, 1998    3.75 to 1.00
     December 31, 1998 through December 30, 1999     3.50 to 1.00
     December 31, 1999 and thereafter                3.00 to 1.00

     For purposes of calculating the foregoing ratio at any Quarterly Measurement Date, if any corporation or other entity shall have been acquired by any Vencor Company during the relevant period of four consecutive Fiscal Quarters, Consolidated EBITDA for such period shall be calculated as if such corporation or other entity had been acquired at the beginning of such period, to the extent that the relevant financial information with respect to it for the portion of such period prior to such acquisition can be determined with reasonable accuracy. As used in this Agreement, the terms "FISCAL QUARTERS", "CONSOLIDATED SENIOR DEBT FOR BORROWED MONEY", "CONSOLIDATED EBITDA", "VENCOR COMPANY", "CONSOLIDATED NET WORTH" and "DEBT" shall have the same meanings as are ascribed to such terms in the 1997 Credit Agreement as in effect on the Vencor Closing Date, without giving effect to any subsequent modification or termination thereof, and any other defined terms which are used in such terms in the 1997 Credit Agreement shall likewise have such meanings without giving effect to any subsequent modification or termination thereof.

     6. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Parent Guaranty, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Parent Guaranty are ratified and confirmed and shall continue in full force and effect.

     7. MISCELLANEOUS. The terms and provisions of sections 20 [Survival of Agreements, etc.], 24 [Costs and Expenses of Enforcement, etc.], 28 [Jury Trial Waiver], 29 [Waiver; Amendment], 30 [Kentucky Notice of Guaranteed Amount and Termination Date], and 31 [Miscellaneous] of the Parent Guaranty are hereby incorporated into this Amendment as if set forth in full herein, except that references in such incorporated terms and provisions to "this Agreement", "herein", "hereby" and words of similar import shall be deemed to refer to this Amendment instead of the Parent Guaranty.



              [The balance of this page is intentionally blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                    VENCOR, INC.
                                    FIRST HEALTHCARE CORPORATION
                                    NORTHWEST HEALTH CARE, INC.
                                    MEDISAVE PHARMACIES, INC.
                                    NATIONWIDE CARE, INC.
                                    THERATX, INCORPORATED
                                    VENCOR HOSPITALS ILLINOIS, INC.
                                    VENCOR HOSPITALS SOUTH, INC.
                                    VENCOR HOSPITALS EAST, INC.
                                    VENCOR HOSPITALS CALIFORNIA, INC.
                                    VENCOR HOSPITALS TEXAS, LTD.
                                         BY: VCI SPECIALTY SERVICES, INC.,
                                              ITS GENERAL PARTNER
                                    VENTECH SYSTEMS, INC.
                                    PASATIEMPO DEVELOPMENT CORP.
                                    VCI SPECIALTY SERVICES, INC.
                                    VENCOR PROPERTIES, INC.



                                    BY:
                                       -----------------------------------------
                                         VICE PRESIDENT



                   [SIGNATURES CONTINUED ON FOLLOWING PAGES]

                                    PERSONACARE, INC.
                                    RESPIRATORY CARE SERVICES, INC.
                                    THERATX MEDICAL SUPPLIES, INC.
                                    THERATX HEALTHCARE MANAGEMENT INC.
                                    THERATX STAFFING, INC.
                                    HORIZON HEALTHCARE SERVICES, INC.
                                    PERSONACARE OF CONNECTICUT, INC.
                                    PERSONACARE OF HUNTSVILLE, INC.
                                    PERSONACARE OF OHIO, INC.
                                    PERSONACARE OF OWENSBORO, INC.
                                    PERSONACARE OF PENNSYLVANIA, INC.
                                    PERSONACARE OF READING, INC.
                                    PERSONACARE OF SAN ANTONIO, INC.
                                    PERSONACARE OF SAN PEDRO, INC.
                                    PERSONACARE OF WISCONSIN, INC.
                                    PERSONACARE OF RHODE ISLAND, INC.
                                    PERSONACARE OF ST. PETERSBURG, INC.
                                    PERSONACARE OF POMPANO WEST, INC.
                                    PERSONACARE OF CLEARWATER, INC.
                                    PERSONACARE OF BRADENTON, INC.
                                    PERSONACARE OF POMPANO EAST, INC.
                                    PERSONACARE OF SHREVEPORT, INC.
                                    TUCKER NURSING CENTER, INC.
                                    LAFAYETTE HEALTH CARE CENTER, INC.
                                    PERSONACARE OF WARNER ROBINS, INC.
                                    NFM, INC.
                                    STAMFORD HEALTH FACILITIES, INC.
                                    COURTLAND GARDENS HEALTH CENTER, INC.
                                    COURTLAND GARDENS RESIDENCE, INC.
                                    HOMESTEAD HEALTH CENTER, INC.
                                    TUNSTALL ENTERPRISES, INC.
                                    STAMFORD HEALTH ASSOCIATES LIMITED
                                    PARTNERSHIP
                                         BY: STAMFORD HEALTH FACILITIES, INC.,
                                              ITS GENERAL PARTNER
                                    CARE VENTURE PARTNERS, L.P.
                                         BY: PERSONACARE OF RHODE ISLAND, INC.
                                              ITS GENERAL PARTNER
                                    OAK HILL NURSING ASSOCIATES LIMITED
                                    PARTNERSHIP
                                         BY: PERSONACARE OF RHODE ISLAND, INC.,
                                              ITS GENERAL PARTNER
                                    HEALTH HAVENS ASSOCIATES LIMITED PARTNERSHIP
                                         BY: PERSONACARE OF RHODE ISLAND, INC.,
                                              ITS GENERAL PARTNER


                                    BY:
                                        ----------------------------------------
                                         VICE PRESIDENT


                                    PNC BANK, NATIONAL ASSOCIATION,
                                         AS ADMINISTRATIVE AGENT


                                    BY:
                                        ----------------------------------------
                                         VICE PRESIDENT